SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2003

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                       001-14593                 22-3586492
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(State or Other                (Commission             (IRS Employer
Jurisdiction of                File Number)            Identification No.)
Incorporation)

                                Two Princess Road
                         Lawrenceville, New Jersey 08648
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 896-2404
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     Reference is made to the press release dated May 5, 2003 and attached as
Exhibit 99.1.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE MIIX GROUP, INCORPORATED

                                             By: /s/ Patricia A. Costante
                                                 ------------------------
                                                 Patricia A. Costante
                                                 Chairman and CEO

May 5, 2003
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                                  EXHIBIT INDEX

Exhibit No.                                   Description
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99.1                                          Press Release dated May 5, 2003